Exhibit 10.3
JOINDER AGREEMENT
This Joinder Agreement, dated as of June 11, 2018, (this “Joinder Agreement”) is a joinder to the Governance Agreement, dated October 6, 2017, by and among TerraForm Power, Inc. (the “Company”), Orion US Holdings 1 L.P. (“Sponsor”) and the other parties party thereto from time to time (the “Governance Agreement”). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Governance Agreement.
1.The undersigned, having received and reviewed a copy of the Governance Agreement, hereby agrees to be bound by the terms, conditions and other provisions of the Governance Agreement as though it is a “Sponsor Party” under the Governance Agreement, with all attendant rights, duties and obligations stated therein applicable to the “Sponsor Parties” in the same manner as if the undersigned were party to the Governance Agreement as of the date on which it was originally executed.
2.    The undersigned represents and warrants to the Company that it is a Controlled Affiliate of Brookfield.
3.    This Joinder Agreement shall be deemed to be made in and in all respects shall be interpreted, governed by and construed in accordance with, the internal laws of the State of Delaware, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.
4.    This Joinder Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument. This Joinder Agreement and any signed agreement or instrument entered into in connection with this Joinder Agreement, and any amendments or waivers hereto and thereto, to the extent signed and delivered by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.
[The remainder of this page is intentionally left blank]
IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Joinder Agreement as of the date first written above.
BROOKFIELD BRP HOLDINGS (CANADA) INC.

By:    /s/ Jennifer Mazin
Name: Jennifer Mazin
Title: Senior Vice President and Secretary
AGREED AND ACKNOWLEDGED:
TERRAFORM POWER, INC.

By:    /s/ Andrea Rocheleau
Name: Andrea Rocheleau
Title: General Counsel
ORION US HOLDINGS 1 L.P., by its
general partner, ORION US GP LLC

By:    /s/ Julian Deschatelets
Name: Julian Deschatelets
Title: Senior Vice President

[Signature Page to Joinder Agreement]